EATON VANCE FLORIDA MUNICIPALS FUND
Supplement to Prospectus dated December 1, 2007

EATON VANCE FLORIDA INSURED MUNICIPALS FUND
Supplement to Prospectus dated April 1, 2007

EATON VANCE FLORIDA LIMITED MATURITY MUNICIPALS FUND
Supplement to Prospectus dated August 1, 2007

The investment objective of Eaton Vance Florida Municipals Fund and Eaton Vance Florida Insured Municipals Fund is to provide current income exempt from regular federal income tax. The investment objective of Eaton Vance Florida Limited Maturity Municipals Fund is to provide a high level of current income exempt from regular federal income tax and limited principal fluctuation. Consistent with these objectives, each of the Funds (the “Florida Funds”) has an investment policy to invest substantially all of its net assets (at least 80%) in municipal obligations, the interest on which is exempt from regular federal income tax. Eaton Vance Florida Insured Municipals Fund primarily invests in high grade municipal obligations that are insured as to the timely payment of principal and interest.

Effective January 1, 2008, each Florida Fund will eliminate its investment policy that at least 65% of its total assets normally will be invested in municipal obligations issued by the State of Florida or its political subdivisions, agencies, authorities and instrumentalities. The Florida Funds’ other investment policies will remain unchanged. The Florida Funds will continue to invest pursuant to the objectives and policy described in the first paragraph above, but will be increasing their exposure to municipal obligations of issuers outside the State of Florida, transforming the Florida Funds in an orderly manner over time into diversified, national municipal bond funds. In connection with this change, as of January 1, 2008 the Florida Funds will change their names to “Eaton Vance Florida Plus Municipals Fund,” “Eaton Vance Florida Plus Insured Municipals Fund” and “Eaton Vance Florida Plus Limited Maturity Municipals Fund.”

December 12, 2007	FLIPS